                             LETTER OF TRANSMITTAL
                                       TO
                         TENDER SHARES OF COMMON STOCK

           (INCLUDING THE ASSOCIATED PREFERRED STOCK PURCHASE RIGHTS)
                                       OF
                            ALLIANT TECHSYSTEMS INC.

                       PURSUANT TO ITS OFFER TO PURCHASE
                             DATED NOVEMBER 6, 1998

  THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON TUESDAY, DECEMBER 8, 1998, UNLESS THE OFFER IS EXTENDED.

            TO: CHASEMELLON SHAREHOLDER SERVICES, L.L.C., DEPOSITARY

          BY MAIL:                       BY HAND:                 BY OVERNIGHT COURIER:

   ChaseMellon Shareholder        ChaseMellon Shareholder        ChaseMellon Shareholder
      Services, L.L.C.               Services, L.L.C.               Services, L.L.C.
  Reorganization Department      Reorganization Department      Reorganization Department
        P.O. Box 3301            120 Broadway--13th Floor          85 Challenger Road
 South Hackensack, NJ 07606         New York, NY 10271              Mail Drop--Reorg
                                                                Ridgefield Park, NJ 07660

                           BY FACSIMILE TRANSMISSION
                        (FOR ELIGIBLE INSTITUTIONS ONLY)
                                  201-296-4293
                    CONFIRM RECEIPT OF NOTICE OF FACSIMILE:
                                  201-296-4860

            DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS
             SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    Stockholders tendering Shares other than 401(k) Plan Shares and ESPP Shares (as each such term is defined below) should complete the following chart:

                                  DESCRIPTION OF SHARES TENDERED

NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
(PLEASE FILL IN EXACTLY AS NAME(S) APPEAR(S) ON                    SHARES TENDERED
                 CERTIFICATE(S)                         (ATTACH ADDITIONAL LIST IF NECESSARY)
                                                                    TOTAL NUMBER
                                                                      OF SHARES         NUMBER
                                                    CERTIFICATE    REPRESENTED BY      OF SHARES
                                                    NUMBER(S)*     CERTIFICATE(S)*    TENDERED**
                                                   TOTAL SHARES
  *   Need not be completed by stockholders tendering by book-entry transfer.
  **  Unless otherwise indicated, it will be assumed that all Shares represented by any certificate delivered to the Depositary
      are being tendered. See Instruction 4.

FOR INFORMATION ONLY PLAN PARTICIPANT

    This Letter of Transmittal is to be used only if certificates are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if delivery of Shares (as defined below) is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC" or the "Book-Entry Transfer Facility") pursuant to the procedures set forth in Section 3 of the Offer to Purchase.

    Participants in Alliant Techsystems Inc.'s 401(k) plans or its employee stock purchase plans may not use this Letter of Transmittal to direct the tender of Shares held through such plans ("401(k) Plan Shares" and "ESPP Shares," respectively). Such participants must follow the instructions set forth in the materials on YELLOW paper, in the case of 401(k) Plan Shares, or on PINK paper, in the case of ESPP Shares, and must use the Direction Form sent to them separately by the trustee or administrator, as the case may be, of such plans. ONLY ESPP SHARES WHICH ARE NOT ESPP RESTRICTED SHARES AS DEFINED IN SECTION 3 OF THE OFFER TO PURCHASE MAY BE TENDERED IN THE OFFER. Fidelity Management Trust Company, the trustee for the Company's 401(k) plans, will submit one Letter of Transmittal for such plans on behalf of all tendering plan participants. Piper Jaffray, Inc., the administrator for the Company's employee stock purchase plans, will submit one Letter of Transmittal for such plans on behalf of all tendering plan participants.

    Participants in the Company's other benefit and incentive plans who hold Shares through such plans that are not subject to restrictions on transferability as described in Section 3 of the Offer to Purchase may use this Letter of Transmittal to tender such Shares.

    If a holder owns Shares, in addition to any 401(k) Plan Shares or ESPP Shares that he or she desires to tender, such holder must submit both this Letter of Transmittal to tender the non-401(k) Plan Shares or non-ESPP Shares, as the case may be, and the applicable Direction Form(s) to tender the 401(k) Plan Shares and ESPP Shares, as the case may be.

    Stockholders who cannot deliver their Shares and all other documents required hereby to the Depositary by the Expiration Date (as defined in the Offer to Purchase), or who cannot comply with the procedures for book-entry transfer on a timely basis, must tender their Shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2. Delivery of documents to the Company will not be forwarded to the Depositary and therefore will not constitute valid delivery. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

    THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

              (BOXES BELOW FOR USE BY ELIGIBLE INSTITUTIONS ONLY)

/ / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:
    Name of Tendering Institution ______________________________________________
    Account No. ________________________________________________________________
    Transaction Code No. _______________________________________________________

/ / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
     FOLLOWING:
    Name(s) of Tendering Stockholder(s) ________________________________________
    Date of Execution of Notice of Guaranteed Delivery _________________________ Name of Institution that Guaranteed Delivery _______________________________

    If delivery is by book-entry transfer:
        Name of Tendering Institution __________________________________________
        Account No. ____________________________________________________________
    Transaction Code No. _______________________________________________________

                  NOTE: SIGNATURES MUST BE PROVIDED ON PAGE 8.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

    The undersigned hereby tenders to Alliant Techsystems Inc., a Delaware corporation (the "Company"), the above-described shares of its Common Stock, par value $.01 per share (the "Shares") (including the associated preferred stock purchase rights (the "Rights") issued pursuant to the Rights Agreement, dated as of September 28, 1990, as amended, between the Company and The Chase Manhattan Bank (as successor to Manufacturers Hanover Trust Company), as the Rights Agent), pursuant to the Company's offer to purchase up to 2,800,000 Shares at a price per Share hereinafter set forth, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated November 6, 1998 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Offer"). Unless the context otherwise requires, all references to Shares shall include the associated Rights.

    Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all the Shares that are being tendered hereby and orders the registration of all such Shares if tendered by the book-entry transfer and constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (with full knowledge that the Depositary also acts as the agent of the Company), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company upon receipt by the Depositary, as the undersigned's agent, of the Purchase Price with respect to such shares, (b) present such Shares for registration and transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and that, when and to the extent the same are accepted for payment by the Company, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.

    All authority herein conferred or agreed to be conferred shall not be affected by, and shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

    By execution hereof, the undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that (a) the undersigned has a net long position in the Shares at least equal to the Shares tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and (b) the tender of such Shares complies with Rule 14e-4. The Company's acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer. The undersigned acknowledges that no interest will be paid on the Purchase Price for tendered Shares regardless of any extension of the Offer or any delay in making such payment.

    The undersigned understands that the Company will determine a single per Share price (not greater than $77 nor less than $67 per Share) (the "Purchase Price") that it will pay for Shares validly tendered and not properly withdrawn pursuant to the Offer taking into account the number of Shares so tendered and the prices specified by tendering stockholders. The undersigned understands that the Company will select the lowest Purchase Price that will enable it to purchase 2,800,000 Shares (or such lesser number of Shares as are validly tendered at prices not greater than $77 nor less than $67 per Share) pursuant to the Offer. The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 2 or 3 of the Offer to Purchase and in the instructions hereto will constitute an agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer. The undersigned also understands that unless the Rights are redeemed or become separately transferable in accordance with their terms, by tendering Shares the undersigned will also be tendering the associated Rights and that no separate consideration will be paid for such Rights. The undersigned understands that all Shares properly tendered prior to the Expiration Date at prices at or below the Purchase Price and not properly withdrawn will be purchased at the Purchase Price, upon the terms and subject to the conditions of the Offer, including its proration provisions, and that the Company will return all other Shares not purchased pursuant to the Offer, including Shares tendered at prices greater than the Purchase Price and not properly withdrawn prior to the Expiration Date and Shares not purchased because of proration.

    Unless otherwise indicated under "Special Payment Instructions," please issue the check for the purchase price of any Shares purchased, and/or return any Shares not tendered or not purchased, in the name(s) of the undersigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility designated above). Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of any Shares purchased and/or any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). If "Special Payment Instructions" and/or "Special Delivery Instructions" is completed, please issue the check for the purchase price of any Shares purchased and/or return any Shares not tendered or not purchased in the name(s) of, and mail said check and/or any certificates to, the person(s) so indicated.

    The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, Shares tendered or may accept for payment fewer than all of the Shares tendered hereby. In any such event, the undersigned understands that the certificate(s) for any Shares delivered herewith but not tendered or not purchased will be returned to the undersigned at the address indicated below, unless otherwise indicated under the "Special Payment Instructions" or "Special Delivery Instructions" below. The undersigned recognizes that the Company has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof, or to order the registration or transfer of Shares tendered by book-entry transfer, if the Company does not accept for payment any of the Shares so tendered.

    This Letter of Transmittal is to be used by stockholders if (i) the Shares are to be physically delivered to the Depositary herewith, (ii) tender of Shares is to be made by book-entry transfer to the Depositary's account at The Depositary Trust Company ("DTC") pursuant to the procedures set forth under the caption "The Offer--Procedure for Tendering Shares" in Section 3 of the Offer to Purchase by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of the Shares (both Shareholders and such DTC participants, acting on behalf of Shareholders, are referred to herein as "Acting Holders"), unless an Agent's Message (defined below) is delivered in connection with such book-entry transfer, or (iii) tender of Shares is to be made according to the guaranteed delivery procedures set forth under the caption "The Offer--Procedure for Tendering Shares" in Section 3 of the Offer to Purchase and, in each case, instructions are not being transmitted through the DTC Automated Tender Offer Program ("ATOP").

    Shareholders that are tendering by book-entry transfer to the Depositary's account at DTC can execute the tender through ATOP, for which the transaction will be eligible. DTC participants that are accepting the Offer must transmit their acceptance to DTC which will verify the acceptance and execute a book-entry delivery to the Depositary's account at DTC. DTC will then send an Agent's Message to the Depositary for its acceptance. Delivery of the Agent's Message by DTC will satisfy the terms of the Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent's Message. DTC participants may also accept the Offer by submitting a notice of guaranteed delivery through ATOP.

    THE OFFER AND THE SOLICITATION ARE NOT BEING MADE TO (NOR WILL TENDERS OF NOTES BE ACCEPTED FROM OR ON BEHALF OF) HOLDERS IN ANY JURISDICTION IN WHICH THE MAKING OR ACCEPTANCE OF THE OFFER OR SOLICITATION WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION.

    All capitalized terms used herein and not defined shall have the meaning ascribed to them in the Offer to Purchase.

    All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

    The undersigned has read, understands, and agrees to all of the terms of the Offer.

                          PRICE (IN DOLLARS) PER SHARE
                       AT WHICH SHARES ARE BEING TENDERED
                              (SEE INSTRUCTION 5)
            CHECK ONLY ONE BOX. IF MORE THAN ONE BOX IS CHECKED, OR
           IF NO BOX IS CHECKED, THERE IS NO PROPER TENDER OF SHARES.

              SHARES TENDERED AT PRICE DETERMINED BY DUTCH AUCTION

/ / The undersigned wants to maximize the chance of having the Company purchase all the Shares the undersigned is tendering (subject to the possibility of proration). Accordingly, by checking this ONE box INSTEAD OF ONE OF THE PRICE BOXES BELOW, the undersigned hereby tenders Shares and is willing to accept the Purchase Price resulting from the "Dutch Auction" tender process. This action will result in receiving a price per Share of as low as $67 or as high as $77.
                  _____________________OR_____________________

               SHARES TENDERED AT PRICE DETERMINED BY STOCKHOLDER

   By checking ONE of the boxes below INSTEAD OF THE BOX ABOVE, the undersigned hereby tenders Shares at the price checked. This action could result in none of the Shares being purchased if the Purchase Price for the Shares is less than the price checked. A stockholder who desires to tender Shares at more than one price must complete a separate Letter of Transmittal for each price at which Shares are tendered. The same Shares cannot be tendered at more than one price.

   Price (in dollars) per Share at which Shares are being tendered:

/ / 67.00  / / 69.00  / / 71.00  / / 73.00  / / 75.00
/ / 67.25  / / 69.25  / / 71.25  / / 73.25  / / 75.25
/ / 67.50  / / 69.50  / / 71.50  / / 73.50  / / 75.50
/ / 67.75  / / 69.75  / / 71.75  / / 73.75  / / 75.75
/ / 68.00  / / 70.00  / / 72.00  / / 74.00  / / 76.00
/ / 68.25  / / 70.25  / / 72.25  / / 74.25  / / 76.25
/ / 68.50  / / 70.50  / / 72.50  / / 74.50  / / 76.50
/ / 68.75  / / 70.75  / / 72.75  / / 74.75  / / 76.75
                                            / / 77.00

                                    ODD LOTS
                              (SEE INSTRUCTION 9)

    This section is to be completed ONLY if Shares are being tendered by or on behalf of a person owning beneficially an aggregate of fewer than 100 Shares as of the close of business on November 5, 1998.

   The undersigned either (check one box):

/ / was the beneficial owner or the owner of record of an aggregate of fewer than 100 Shares (not including any 401(k) Plan Shares or ESPP Shares (as each such term is defined in the Offer to Purchase)), as of the close of business on November 5, 1998, all of which are being tendered, or

/ /  is a broker, dealer, commercial bank, trust company or other nominee that
    (a) is tendering, for the beneficial owners thereof, Shares with respect to which it is the record owner, and (b) believes, based upon representations made to it by each such beneficial owner, that such beneficial owner owned beneficially an aggregate of fewer than 100 Shares (not including any 401(k) Plan Shares or ESPP Shares) as of the close of business on November 5, 1998 and is tendering all of such Shares.

-------------------------------------------
                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 6, 7 AND 8)

      To be completed ONLY if the check for the purchase price of Shares purchased and/ or certificates for Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned or if Shares tendered by book-entry transfer that are not accepted for purchase are to be credited to an account maintained at a DTC other than the one designated above.

  Issue / / check and/or / / certificate(s) to:

  Name _______________________________________________________________________
  ____________________________________________________________________________
                                 (PLEASE PRINT)
  Address ____________________________________________________________________
  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

   __________________________________________________________________________
                (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NO.)

  / / Credit unpurchased Shares by book-entry transfer to the DTC account set forth below:
  ____________________________________________________________________________
                              (DTC ACCOUNT NUMBER)
  ____________________________________________________________________________
                            (NAME OF ACCOUNT PARTY)

-------------------------------------------
-------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 6, 7 AND 8)

      To be completed ONLY if the check for the purchase price of Shares purchased and/ or certificates for Shares not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned's signature(s) or are to be credited to an account maintained at a DTC other than the one designated above.

  Mail / / check and/or / / certificate(s) to:

  Name _______________________________________________________________________

  ____________________________________________________________________________
                                 (PLEASE PRINT)

  Address ____________________________________________________________________

  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

  / / Credit unpurchased Shares by book-entry transfer to the DTC account set forth below:

  ____________________________________________________________________________
                              (DTC ACCOUNT NUMBER)

  ____________________________________________________________________________
                            (NAME OF ACCOUNT PARTY)

------------------------------------------

--------------------------------------------------------------------------------

                               CONDITIONAL TENDER

    A tendering stockholder may condition his or her tender of Shares upon the purchase by the Company of a specified minimum number of the Shares tendered hereby, all as described in the Offer to Purchase, particularly in Section 6 thereof. Unless at least such minimum number of Shares is purchased by the Company pursuant to the terms of the Offer, none of the Shares tendered hereby will be purchased. It is the tendering stockholder's responsibility to calculate such minimum number of Shares, and each stockholder is urged to consult his or her own tax advisor. Unless this box has been completed and a minimum specified, the tender will be deemed unconditional.

    Minimum number of Shares that must be purchased, if any are purchased:

                             -------------- Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   SIGN HERE

                (PLEASE COMPLETE SUBSTITUTE FORM W-9 ON PAGE 15)

   ,_________________________________________________________________________m

   ,_________________________________________________________________________m
                            SIGNATURE(S) OF OWNER(S)

  Dated ___________________, 1998

  Name(s) ____________________________________________________________________

          ____________________________________________________________________
                                    (PLEASE PRINT)

          ____________________________________________________________________

  Capacity (full title) ______________________________________________________

  Address ____________________________________________________________________
  ____________________________________________________________________________
  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

  Area Code and Telephone No. ________________________________________________

  Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 6.

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 6)

       Certain signatures must be guaranteed by an Eligible Institution.

  Name of Firm _______________________________________________________________

  Authorized Signature _______________________________________________________

  Dated ___________________, 1998
  ----------------------------------------------------------------------------

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

    1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm that is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., or by a commercial bank or trust company having an office or correspondent in the United States which is a participant in an approved Signature Guarantee Medallion Program (an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in one of the Book-Entry Transfer Facilities whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) have not completed the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 6.

    2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARES. This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or if delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) (or an Agent's Message (as defined below) in connection with a book-entry transfer) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on this Letter of Transmittal on or prior to 5:00 P.M., New York City time, on the Expiration Date (as defined in the Offer to Purchase). The term "Agent's Message" means as a message transmitted by DTC to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the participant in DTC tendering the Shares, that such participant has received and agrees to be bound to the terms of this Letter of Transmittal and the Company may enforce any such agreement against the participant.

    Stockholders whose certificates are not immediately available or who cannot deliver their Shares and all other required documents to the Depositary on or prior to 5:00 P.M., New York City time, on the Expiration Date, or whose Shares cannot be delivered on a timely basis pursuant to the procedures for book-entry transfer, must tender their Shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Company (with any required signature guarantees) must be received by the Depositary on or prior to 5:00 P.M., New York City time, on the Expiration Date and (c) the certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at one of the Book-Entry Transfer Facilities of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) (or an Agent's Message in connection with a book-entry transfer) and any other documents required by this Letter of Transmittal must be received by the Depositary within three New York Stock Exchange trading days after the date of receipt by the Depositary of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

    THE NOTICE OF GUARANTEED DELIVERY MAY BE DELIVERED BY HAND OR TRANSMITTED BY TELEGRAM, FACSIMILE TRANSMISSION OR MAIL TO THE DEPOSITARY AND MUST INCLUDE A SIGNATURE GUARANTEE BY AN ELIGIBLE INSTITUTION IN THE FORM SET FORTH THEREIN. FOR SHARES TO BE TENDERED VALIDLY PURSUANT TO THE GUARANTEED DELIVERY PROCEDURE, THE DEPOSITARY MUST RECEIVE THE NOTICE OF GUARANTEED DELIVERY ON OR BEFORE 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY IN ACCORDANCE WITH SUCH BOOK-ENTRY TRANSFER FACILITY'S PROCEDURES DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

    THE METHOD OF DELIVERY OF SHARES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER. IF CERTIFICATES FOR SHARES ARE SENT BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY.

    Tenders of Shares made pursuant to the Offer may be withdrawn at any time prior to the Expiration Date. Thereafter, such tenders are irrevocable, except that they may be withdrawn after January 17, 1999 unless theretofore accepted for payment as provided in this Offer to Purchase. If the Company extends the period of time during which the Offer is open, is delayed in accepting for payment or paying for Shares or is unable to accept for payment or pay for Shares pursuant to the Offer for any reason, then, without prejudice to the Company's rights under the Offer, the Depositary may, on behalf of the Company, retain all Shares tendered, and such Shares may not be withdrawn except as otherwise provided in this Section 4, subject to Rule 13e-4(f)(5) under the Exchange Act, which provides that the issuer making the tender offer shall either pay the consideration offered, or return the tendered securities promptly after the termination or withdrawal of the tender offer. To be effective, a written or facsimile transmission notice of withdrawal must be timely received by the Depositary at one of its addresses set forth on the back cover of this Offer to Purchase and must specify the name of the person who tendered the Shares to be withdrawn and the number of Shares to be withdrawn. If the Shares to be withdrawn have been delivered to the Depositary, a signed notice of withdrawal with signatures guaranteed by an Eligible Institution (except in the case of Shares tendered by an Eligible Institution) must be submitted prior to the release of such Shares. In addition, such notice must specify, in the case of Shares tendered by delivery of certificates, the name of the registered holder (if different from that of the tendering stockholder) and the serial numbers shown on the particular certificates evidencing the Shares to be withdrawn or, in the case of Shares tendered by book-entry transfer, the name and number of the account at one of the Book-Entry Transfer Facility to be credited with the withdrawn Shares. Withdrawals may not be rescinded, and Shares withdrawn will thereafter be deemed not validly tendered for purposes of the Offer. However, withdrawn Shares may be retendered by again following one of the procedures described in Section 3 at any time prior to the Expiration Date.

    Except as specifically permitted by Section 6 of the Offer to Purchase, no alternative or contingent tenders will be accepted. Fractional Shares will not be purchased. See Section 1 of the Offer to Purchase. By executing this Letter of Transmittal (or a facsimile thereof) (or delivery of an Agent's Message), the tendering stockholder waives any right to receive any notice of the acceptance for payment of the Shares.

    3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto.

    4. PARTIAL TENDERS (NOT APPLICABLE TO STOCKHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In such case, if any tendered Shares are purchased, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the "Special Payment Instructions" or "Special Delivery Instructions" boxes on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

    5. INDICATION OF PRICE AT WHICH SHARES ARE BEING TENDERED. For Shares to be validly tendered by this Letter of Transmittal, the stockholder must either:

    (a) check the box under "Shares Tendered at Price Determined by Dutch Auction;" OR

    (b) check the box indicating the price per Share at which he is tendering Shares under "Shares Tendered at Price Determined by Stockholder."

    By checking the box under "Shares Tendered at Price Determined by Dutch Auction" you agree to accept the Purchase Price that results from the "Dutch Auction" tender process, which may be as low as $67 or as high as $77 per Share. By checking a box under "Shares Tendered at Price Determined by Stockholder," you acknowledge that doing so could result in none of the Shares being purchased if the Purchase Price for the Shares is less than the price you check.

    ONLY ONE BOX MAY BE CHECKED. IF MORE THAN ONE BOX IS CHECKED OR IF NO BOX IS CHECKED, THERE IS NO VALID TENDER OF SHARES. A stockholder wishing to tender portions of his or her Share holdings at different prices must complete a separate Letter of Transmittal for each price at which he or she wishes to tender each such portion of his or her Shares. The same Shares cannot be tendered (unless previously properly withdrawn as provided in Section 4 of the Offer to Purchase) at more than one price.

    6. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in DTC whose name is shown as the owner of the Shares tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Shares.

    If any of the Shares hereby is held of record by two or more persons, all such persons must sign this Letter of Transmittal. If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

    If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the Purchase Price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

    If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, or if payment is to be made, or Shares not purchased are to be issued, to a person other than the registered holder, the certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution unless such stock powers are executed by an Eligible Institution. See Instruction 1.

    If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of the authority of such person so to act must be submitted with this Letter of Transmittal.

    7. STOCK TRANSFER TAXES. The Company will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered Shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. See Section 5 of the Offer to Purchase. EXCEPT AS PROVIDED IN THIS INSTRUCTION 7, IT WILL NOT BE NECESSARY TO AFFIX TRANSFER TAX STAMPS TO THE CERTIFICATES REPRESENTING SHARES TENDERED HEREBY.

    8. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the purchase price of any Shares purchased is to be issued in the name of, and/or any Shares not tendered or not purchased are to be returned to, a person other than the person(s) signing this Letter of Transmittal or if the check and/or any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to an address other than that shown above in the box captioned "Description of Shares Tendered," then the boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed. Stockholders tendering Shares by book-entry transfer may have any Shares not accepted for payment credited to such account at DTC as such stockholder may designate under the caption "Special Delivery Instructions". If no such instructions are given, Shares not accepted for payment will be returned by crediting the account maintained by such stockholder at the Book-Entry Transfer Facility from which the original book-entry transfer was made.

    9. ODD LOTS. As described in Section 6 of the Offer to Purchase, if fewer than all Shares validly tendered at or below the Purchase Price and not properly withdrawn on or prior to the Expiration Date are to be purchased, the Shares purchased first will consist of all Shares tendered by any stockholder who owned beneficially or of record an aggregate of fewer than 100 Shares (not including any 401(k) Plan Shares or ESPP Shares, if any, held by such stockholder) as of the close of business on November 5 , 1998 who validly and unconditionally tendered all such Shares at or below the Purchase Price. Partial tenders of Shares will not qualify for this preference. This preference will not be available unless the box captioned "Odd Lots" in this Letter of Transmittal and the Notice of Guaranteed Delivery, if any, is completed.

    10. RANDOM LOTS. As described in the Offer to Purchase, if conditional tenders would otherwise be deemed to have been withdrawn and if, as a result, would cause the total number of Shares to be purchased to fall below 2,800,000, then, to the extent feasible, the Company will select enough of such conditional tenders that would otherwise have been deemed withdrawn to permit the Company to purchase 2,800,000 Shares. In selecting among such conditional tenders, the Company will select by random lot and will limit its purchase in each case to the designated minimum number of Shares to be purchased.

    11. SUBSTITUTE FORM W-9 AND FORM W-8. The tendering stockholder is required to provide the Depositary with either a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, which is provided under "Important Tax Information" below, or a properly completed Form W-8. Failure to provide the information on either Substitute Form W-9 or Form W-8 may subject the tendering stockholder to a $50 penalty imposed by the Internal Revenue Service and to a 31% federal income tax backup withholding on the payment of the Purchase Price. The box in Part 2 of Substitute Form W-9 may be checked if the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in Part 2 is checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% on all payments of the Purchase Price thereafter until a TIN is provided to the Depositary.

    12. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Any questions or requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective telephone numbers and addresses listed on the back cover of this Letter of Transmittal. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal or other tender offer materials may be directed to the Information Agent or the Dealer Manager and such copies will be furnished promptly at the Company's expense. Stockholders may also contact their local broker, dealer, commercial bank or trust company for assistance concerning the Offer.

    13. IRREGULARITIES. All questions as to the Purchase Price, the form of documents and the validity, eligibility (including time of receipt) and acceptance of any tender of Shares will be determined by the Company, in its sole discretion, and its determination shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders of Shares that it determines are not in proper form or the acceptance for payment of or payment for Shares that may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any of the conditions to the Offer or any defect or irregularity in any tender of Shares and the Company's interpretation of the terms and conditions of the Offer (including these instructions) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. None of the Company, the Dealer Manager, the Depositary, the Information Agent or any other person shall be under any duty to give notice of any defect or irregularity in tenders, nor shall any of them incur any liability for failure to give any such notice. Tenders will not be deemed to have been made until all defects and irregularities have been cured or waived.

    14. ORDER OF PURCHASE IN EVENT OF PRORATION. As described in the Offer to Purchase, the number of Shares that the Company will purchase from a stockholder may affect the U.S. federal income tax consequences to the stockholder of such purchase. Stockholders may designate the order in which their Shares are to be purchased in the event of proration by so indicating in the box entitled "Description of Shares Tendered." See Section 1 of the Offer to Purchase.

    PARTICIPANTS IN THE COMPANY'S 401(K) PLANS OR ITS EMPLOYEE STOCK PURCHASE PLANS MAY NOT USE THIS LETTER OF TRANSMITTAL TO DIRECT THE TENDER OF THE SHARES ATTRIBUTABLE TO THE PARTICIPANT'S ACCOUNT BUT MUST USE THE "DIRECTION FORM" SENT TO THEM BY THE TRUSTEE OR THE ADMINISTRATOR, AS THE CASE MAY BE, OF THE PLANS. PARTICIPANTS IN THE COMPANY'S 401(K) PLANS OR ITS EMPLOYEE STOCK PURCHASE PLAN ARE URGED TO READ THE SEPARATE "DIRECTION FORM" AND RELATED MATERIALS CAREFULLY.

    THE COMPANY IS NOT OFFERING, AS PART OF THE OFFER, TO PURCHASE ANY OPTIONS OUTSTANDING UNDER ITS 1990 EQUITY INCENTIVE PLAN AND TENDERS OF ANY SUCH OPTIONS WILL NOT BE ACCEPTED. HOLDERS OF OPTIONS WHO WISH TO PARTICIPATE IN THE OFFER MUST EXERCISE THEIR OPTIONS BY PAYING THE APPLICABLE EXERCISE PRICE AND WITHHOLDING TAXES AND THEN TENDER THE SHARES ISSUED UPON SUCH EXERCISE PURSUANT TO THE OFFER. SEE INSTRUCTION 2.

    IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE COPY THEREOF) (OR AN AGENT'S MESSAGE) TOGETHER WITH CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY, ON OR PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE). STOCKHOLDERS ARE ENCOURAGED TO RETURN A COMPLETED SUBSTITUTE FORM W-9 WITH THIS LETTER OF TRANSMITTAL.

                           IMPORTANT TAX INFORMATION

    Under federal income tax law, a stockholder whose tendered Shares are accepted for payment is required to provide the Depositary (as payer) with either such stockholder's correct TIN on Substitute Form W-9 below or a properly completed Form W-8. If such stockholder is an individual, the TIN is his or her social security number (or, for certain foreign individuals, his or her individual tax identification number). For businesses and other entities, the number is the employer identification number. If the Depositary is not provided with the correct TIN on Substitute Form W-9 or a properly completed Form W-8, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding. The Form W-8 can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

    If federal income tax backup withholding applies, the Depositary is required to withhold 31% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to federal income tax backup withholding will be reduced by the amount of the tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9 AND FORM W-8

    To avoid backup withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of his or her correct TIN by completing the Substitute Form W-9 below certifying that the TIN provided on Substitute Form W-9 is correct and that (a) the stockholder is exempt from backup withholding, (b) the stockholder has not been notified by the Internal Revenue Service that he or she is subject to federal income tax backup withholding as a result of failure to report all interest or dividends, or (c) the Internal Revenue Service has notified the stockholder that he or she is no longer subject to federal income tax backup withholding. Foreign stockholders must submit a properly completed Form W-8 in order to avoid the applicable backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

    The stockholder is required to give the Depositary the social security number or employer identification number of the registered owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the stockholder does not have a TIN, such stockholder should (a) consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for instructions on applying for a TIN, (b) write "Applied For" in the space provided in Part 1 of the Substitute Form W-9, and (c) sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth herein. If the Stockholder does not provide such Stockholder's TIN to the Depositary within sixty (60) days, backup withholding will begin and continue until such Stockholder furnishes such Stockholder's TIN to the Depositary. Note that writing "Applied For" on the Substitute Form W-9 means that the Stockholder has already applied for a TIN or that such Payee intends to apply for one in the near future.

EXEMPT STOCKHOLDERS ("PAYEES")

    Exempt payees (including, among others, all corporations and certain foreign individuals) are not subject to backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt payee should write "Exempt" in Part 2 of Substitute W-9. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, such person must submit a completed Form W-8 Certificate of Foreign Status, signed under penalty of perjury attesting to such exempt status. Such form may be obtained from the Depositary.

WITHHOLDING ON NON-UNITED STATES HOLDER

    Even if a Non-United States Holder (as defined below) has provided the required certification to avoid backup withholding, the Depositary will withhold United States federal income taxes equal to 30% of the gross payments payable to a Non-United States Holder or such Holder's agent unless the Depositary determines that a reduced rate of withholding is applicable under a tax treaty to which the United States is a party or because such gross proceeds are effectively connected with the conduct of a trade or business within the United States. For this purpose, a "Non-United States Holder" is any stockholder that for United States federal income tax purposes is not (a) a citizen or resident of the United States, (b) a corporation or partnership created or organized in or under the laws of the United States or any State or division thereof (including the District of Columbia), (c) an estate the income of which is subject to United States federal income taxation regardless of the source of such income, or (d) a trust (i) the administration over which a United States court can exercise primary supervision and (ii) all of the substantial decisions of which one or more United States persons have the authority to control. Notwithstanding the foregoing, to the extent provided in United States Treasury Regulations, certain trusts in existence on August 20, 1996, and treated as United States persons prior to such date, that elect to continue to be treated as United States persons also will not be Non-United States Holders. In order to obtain a reduced rate of withholding pursuant to a tax treaty, a Non-United States Holder must deliver to the Depositary before the payment a properly completed and executed IRS Form 1001. In order to obtain an exemption from withholding on the grounds that the gross proceeds paid pursuant to the Offer are effectively connected with the conduct of a trade or business within the United States, a Non-United States Holder must deliver to the Depositary a properly completed and executed IRS Form 4224. The Depositary will determine a stockholder's status as a Non-United States Holder and eligibility for a reduced rate of, or an exemption from, withholding by reference to outstanding certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding (e.g., IRS Form 1001 or IRS Form 4224) unless facts and circumstances indicate that such reliance is not warranted. A Non-United States Holder may be eligible to obtain a refund of all or a portion of any tax withheld if such Non-United States Holder meets those tests described in Section 13 of the Offer to Purchase that would characterize the exchange as a sale (as opposed to a dividend) or is otherwise able to establish that no tax or a reduced amount of tax is due.

    NON-UNITED STATES HOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE APPLICATION OF UNITED STATES FEDERAL INCOME TAX WITHHOLDING, INCLUDING ELIGIBILITY FOR A WITHHOLDING TAX REDUCTION OR EXEMPTION, AND THE REFUND PROCEDURE.

             PAYER'S NAME: CHASEMELLON SHAREHOLDER SERVICES, L.L.C.


SUBSTITUTE                    PART 1--PLEASE PROVIDE YOUR    ----------------------------
FORM W-9                      TIN                               Social Security Number
DEPARTMENT OF THE TREASURY    IN THE BOX AT RIGHT AND                     OR
INTERNAL REVENUE SERVICES     CERTIFY BY SIGNING AND         -----------------------------
PAYER'S REQUEST FOR TAPAYERS  DATING BELOW                      Employer Identification
IDENTIFICATION NUMBER (TIN)                                             Number

  PART 2--Certification--Under penalties of perjury, I certify that:    PART 3--Awaiting TIN

  (1) The number shown on this form is my correct Taxpayer
      Identification Number (or I am waiting for a TIN number to be
      issued to me) and                                                   / / Awaiting TIN

  (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

 Certificate Instructions--You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

 Signature
 -----------------------------------                                       Date
 ---------------------, 1998

 NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
       WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 2 OF THE SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments of the purchase price made to me thereafter will be withheld until I provide a number.

 Signature
 -----------------------------------------------  Date
 -----------------------, 1998

                           THE INFORMATION AGENT IS:

                                     [LOGO]

                                156 Fifth Avenue
                            New York, New York 10010
                            (212) 929-5500 (collect)
                           (800) 322-2885 (toll-free)

                             THE DEALER MANAGER IS:

                           MORGAN STANLEY DEAN WITTER

                       Morgan Stanley & Co. Incorporated
                                 1585 Broadway
                            New York, New York 10036
                            (212) 761-5722 (collect)
                      (800) 223-2440 ext. 5722 (toll-free)